UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: September 18, 2009
DOLE FOOD COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-4455	99-0035300

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
One Dole Drive
Westlake Village, California 91362
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (818) 879-6600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23
EX-99.1
EX-99.2
EX-99.3
EX-99.4

Section 8. Other Events

Item 8.01.	Other Events
In connection with the filing of an amendment to its registration statement on Form S-1, Dole Food Company, Inc. is re-issuing its historical consolidated financial statements included in its Annual Report on Form 10-K for the year ended January 3, 2009 so as to include a new, subsequent events footnote. For the same reason, Dole is also re-issuing its historical condensed consolidated financial statements included in its Quarterly Report on Form 10-Q for the quarter and half-year ended June 20, 2009. The reissued annual and interim historical financial statements are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. Dole is also re-issuing the Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) for the three years ended January 3, 2009 and for the quarters ended and half years ended June 20, 2009 and June 14, 2008, attached as Exhibit 99.3 to this Current Report on Form 8-K.
On September 18, 2009, Dole also issued a press release that it intends to commence a private offering to eligible purchasers, subject to market and other conditions, of $310 million principal amount of Senior Secured Notes due 2016. A copy of the press release is attached as Exhibit 99.4 to this Current Report on Form 8-K.
Section 9. Financial Statement and Exhibits

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits:

23*	Consent of Deloitte & Touche LLP.

99.1*	Audited financial statements for the three years ended January 3, 2009.

99.2*	Unaudited financial statements for the quarters and half years ended June 20, 2009 and June 14, 2008.

99.3*	Management’s discussion and analysis of financial conditions and results of operations for the three years ended January 3, 2009 and quarters and half years ended June 20, 2009 and June 14, 2008.

99.4*	Press release concerning private offering of senior secured notes due 2016.

*	Filed herewith

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dole Food Company, Inc. Registrant
September 18, 2009	By:	/s/ C. MICHAEL CARTER
C. Michael Carter
Executive Vice President, General Counsel and Corporate Secretary

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EXHIBIT INDEX

Exhibit
Number	Description

23*	Consent of Deloitte & Touche LLP.

99.1*	Audited financial statements for the three years ended January 3, 2009.

99.2*	Unaudited financial statements for the quarters and half years ended June 20, 2009 and June 14, 2008.

99.3*	Management’s discussion and analysis of financial conditions and results of operations for the three years ended January 3, 2009 and the quarters and half years ended June 20, 2009 and June 14, 2008.

99.4*	Press release concerning private offering of senior secured notes due 2016

*	Filed herewith

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